Exhibit 99.3
RALPH L. WADSWORTH CONSTRUCTION COMPANY, INC.

COMPARATIVE BALANCE SHEETS

	September 30,	December 31,
	2009	2008
	(Unaudited)

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$12,675,699	$25,145,408

Accounts receivable:
Trade	27,319,299	12,077,899
Retainage	9,897,858	5,415,928
Employees	70,568

TOTAL ACCOUNTS RECEIVABLE	37,287,725	17,493,827
Inventory — at cost	263,543	60,853
Marketable securities — held for sale	18,026,710	13,672,808
Deposits refundable	128,910	147,840
Prepaid expenses		82,230
Costs and estimated earnings in excess of billings on uncompleted contracts	1,470,285	314,833

TOTAL CURRENT ASSETS	69,852,872	56,917,799

PROPERTY AND EQUIPMENT — AT COST
Construction equipment	13,800,869	10,374,699
Transportation equipment	3,528,697	3,294,106
Office equipment	1,103,234	877,018
Land		266,501
Leasehold improvement	386,426	386,426

TOTAL	18,819,226	15,198,750
Less: Accumulated depreciation	6,955,370	5,142,104

NET PROPERTY AND EQUIPMENT	11,863,856	10,056,646

OTHER ASSETS — Deposits	24,932	2,766

TOTAL ASSETS	$81,741,660	$66,977,211

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts payable — Including retainage of $4,847,374 and $2,980,248	$20,809,536	$10,723,817
Accrued wages payable	1,376,145	519,403
Accrued taxes payable	198,051	143,343
Pension & profit sharing payable	53,433	25,828
Stockholder note payable		30,076
Accrued warranty costs		500,000
Billings in excess of costs and estimated earnings on uncompleted contracts	17,911,220	14,212,949
Current portion of long-term debt	2,095,951	1,290,010

TOTAL CURRENT LIABILITIES	42,444,336	27,445,426

LONG-TERM LIABILITIES
Contracts payable	$6,876,021	5,117,393
Less: Current portion shown above	2,095,951	1,290,011

NET LONG-TERM LIABILITIES	4,780,070	3,827,382

TOTAL LIABILITIES	47,224,406	31,272,808

STOCKHOLDERS’ EQUITY
Common stock — $1 par value; 50,000 shares authorized;5,000 shares issued and outstanding	5,000	5,000
Less: 452 shares treasury stock at cost	275,634	275,634
Unrealized holding gains (loss) on securities	187,008	(278,032)
Retained earnings	34,600,880	36,253,069

TOTAL STOCKHOLDERS’ EQUITY	34,517,254	35,704,403

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$81,741,660	$66,977,211

The accompanying notes are an integral part of these financial statements.

RALPH L. WADSWORTH CONSTRUCTION COMPANY, INC.

COMPARATIVE STATEMENT OF INCOME

			Nine Months Ended
	Three Months Ended September 30,		September 30,
	2009	2008	2009	2008
	(Unaudited)

CONSTRUCTION REVENUE	$59,916,686	$29,887,006	$112,257,256	$94,112,925
CONSTRUCTION COSTS	42,975,353	24,844,861	83,678,280	73,449,248

GROSS PROFIT	16,941,333	5,042,145	28,578,976	20,663,677
GENERAL & ADMINISTRATIVE EXPENSE	1,427,028	1,126,118	4,081,352	3,636,600

INCOME FROM OPERATIONS	15,514,305	3,916,027	24,497,624	17,027,077

OTHER INCOME (EXPENSE)
Interest & dividend income	250,215	274,274	510,248	857,552
Interest expense	(62,872)	(34,061)	(160,218)	(69,336)
Gain (Loss) on sale of investments	(28,300)	(10,264)	11,071	11,589
Gain (Loss) on sale of equipment	(26,276)	18,806	(23,586)	364,516
Other income (expense)	56,382	(24,759)	33,704	97,744

TOTAL OTHER INCOME (EXPENSE)	189,149	223,996	371,219	1,262,065

NET INCOME	$15,703,454	$4,140,023	$24,868,843	$18,289,142

The accompanying notes are an integral part of these financial statements.

RALPH L. WADSWORTH CONSTRUCTION COMPANY, INC.

COMPARATIVE STATEMENT OF RETAINED EARNINGS

	Nine Months Ended
	September 30,
	2009	2008
	(Unaudited)

RETAINED EARNINGS — JANUARY 1, 2009 AND 2008	$36,253,069	$24,787,355
Add: Net income (loss) for the nine months period ended September 30, 2009 & 2008	24,868,843	18,289,142
Less: Dividends Paid	26,521,032	9,882,988

RETAINED EARNINGS — SEPTEMBER 30, 2009 AND 2008	$34,600,880	$33,193,509

The accompanying notes are an integral part of these financial statements.

RALPH L. WADSWORTH CONSTRUCTION COMPANY, INC.

COMPARATIVE STATEMENT OF CASH FLOWS

	Nine Months Period
	Ended September 30,
	2009	2008
	(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$24,868,843	$18,289,142
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	1,752,087	1,245,370
Loss (Gain) on sale of marketable securities	(11,071)	(11,589)
Loss (Gain) on sale of equipment	23,586	(364,516)
(Increase) Decrease in:
Accounts receivable	(19,723,330)	(2,531,058)
Accounts receivable-related parties	(70,568)	32,246
Inventory	(202,690)	(23,619)
Deposits — refundable	18,930	11,013
Prepaid expenses	82,230	95,524
Costs and estimated earnings in excess of billings on uncompleted contracts	(1,155,452)	(2,036,499)
(Decrease) Increase in:
Accounts payable	10,085,719	3,883,464
Accrued wages payable	856,742	594,383
Accrued taxes payable	54,708	26,720
Pension & profit sharing plan	27,605	23,460
Accrued warranty costs	(500,000)	500,000
Billings in excess of costs and estimated earnings on uncompleted contracts	3,698,271	(371,100)

NET CASH FROM OPERATING ACTIVITIES	19,805,610	19,362,941

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of marketable securities	(4,662,296)	(7,106,765)
Decrease (Increase) in deposits	(22,166)	(62,488)
Proceeds from sale of equipment	13,365	495,028
Proceeds from sale of marketable securities	784,505	304,633
Purchase of fixed assets	(4,226,142)	(3,948,697)

NET CASH (APPLIED TO) INVESTING ACTIVITIES	(8,112,734)	(10,318,289)

CASH FLOWS FROM FINANCING ACTIVITIES:
Increase notes payable stockholders	(30,076)	5,673
Increase long term liabilities	2,820,130	3,116,791
Dividends paid	(25,891,137)	(9,882,988)
Repayment of long-term liabilities	(1,061,502)	(791,164)

NET CASH (APPLIED) TO FINANCING ACTIVITIES	(24,162,585)	(7,551,688)

NET INCREASE (DECREASE) IN CASH	(12,469,709)	1,492,964
CASH AT BEGINNING OF YEAR	25,145,408	21,775,408

CASH AT SEPTEMBER 30, 2009 and 2008	$12,675,699	$23,268,372

Supplemental Schedules:
Interest paid	$160,218	$69,336
Non-Cash property distribution	629,895

The accompanying notes are an integral part of these financial statements.

RALPH L. WADSWORTH CONSTRUCTION COMPANY, INC.

COMPARATIVE STATEMENT OF COMPREHENSIVE INCOME

	Three Months Period		Nine Months Period
	Ended September 30,		Ended September 30,
	2009	2008	2009	2008
	(Unaudited)

NET INCOME	$15,703,454	$4,140,023	$24,868,843	$18,289,142
OTHER COMPREHENSIVE INCOME
Unrealized holding gain (loss) on available for-sale-securities	492,469	(450,227)	465,040	(828,317)

COMPREHENSIVE INCOME	$16,195,923	$3,689,796	$25,333,883	$17,460,825

The accompanying notes are an integral part of these financial statements.

RALPH L. WADSWORTH CONSTRUCTION COMPANY, INC.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2009

NOTE A	ACCOUNTING POLICIES

Company’s Activities and Operating Cycles

The Company constructs large commercial and industrial projects. The work is performed under fixed contracts and fixed price contracts modified by incentive and penalty provisions. Contract length varies from 3 to 30 months.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, cash in banks and all highly liquid investments with a maturity of three months or less at the time of purchase.

Marketable Securities — Available For Sale

All marketable securities are stated at market value. By policy, the Company invests primarily in high-grade marketable securities. All marketable securities are defined as available for sale. The Company used the first in, first out (FIFO) method of determining cost for realized gains or losses. The total amount of $18,026,710 and $13,672,808 is presented as a current asset. The fair market value of assets is determined by outside valuation. Unrealized holding gains (loss) on securities of $187,008 and $(278,032) is shown as a separate line item of stockholders’ equity as of September 30, 2009 and December 31, 2008.

Fixed Assets and Depreciation

Fixed assets are carried at cost. Maintenance repairs and minor renewals are charged against earnings when incurred. Additions and major renewals are capitalized.

The cost and accumulated depreciation of assets sold or retired are removed from the respective accounts and any gain or loss is reflected in earnings.

The company uses straight line depreciation with the following useful lives:

Estimated
Asset	Useful Lives

Office equipment	3-7 Years
Transportation equipment	3-5 Years
Construction equipment	3-7 Years
Leasehold improvements	10-39 Years
Real estate	39 1/2 Years

Depreciation expense for the nine months period ended September 30, 2009 and 2008 was as follows:

	2009	2008

Straight Line	$1,752,087	$1,245,370

TOTAL	$1,752,087	$1,245,370

The Company has a depreciation allocation program to allocate depreciation to various jobs based on equipment usage applied on an equipment usage rate. For the nine month period ended September 30, 2009 and 2008 the Company applied $1,587,446 and $1,075,885 in depreciation to jobs in progress.

RALPH L. WADSWORTH CONSTRUCTION COMPANY, INC.

NOTES TO FINANCIAL STATEMENTS — (Continued)

Managements Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Warranty Costs

Historically, the Company has accrued a provision for estimated warranty costs for projects that specify a warranty provision in the contract. The warranty provision is based on the total estimated warranty costs specified in certain project contracts, multiplied by a warranty experience probability rate determined by the Company’s warranty claim history. The company has elected not to accrue any warranty costs for the nine month period ended September 30, 2009 because, in management’s opinion, the probability of any warranty costs, as related to specific contracts, has been sufficiently reduced as to not require an accrual.

Income Taxes

The Company has elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. The Company will not incur federal or state income taxes, instead it’s earnings and losses will be included in the stockholders’ personal income tax returns and will be taxed based on the stockholders’ personal tax strategies.

Inventory

The Company has inventories of construction materials. All inventories are carried at lower of cost or market and consists of the following:

	September 30,	December 31,
	2009	2008

Construction materials	$263,543	$60,853

Construction Contracts

The Company has elected to report income from its long term construction contracts by the percentage of completion method for financial statement presentation. In management’s opinion this method fairly presents the Company’s results of operations and changes in financial position.

Earnings on long-term construction contracts are recognized on the percentage-of-completion method in the ratio that costs incurred bear to total estimated costs. Earnings and costs on contracts are subject to revision throughout the terms of the contracts, and any required adjustments are made in the period in which revisions become known. Provisions are made for the full amounts of anticipated losses in the period in which they are first determinable. Claims for additional contract revenues are recognized to the extent of costs incurred if it is probable that the claim will result in additional revenue and the amount can be reliably estimated. Profit on such claims is not recognized until the claims have been allowed. Changes in job performance, job conditions, and estimated profitability may result in revisions to costs and income, which are recognized in the period in which the revisions are determined. Changes in estimated job profitability resulting from job performance, job conditions, contract penalty provisions, claims, change orders, and settlements, are accounted for as changes in estimates in the current period.

RALPH L. WADSWORTH CONSTRUCTION COMPANY, INC.

NOTES TO FINANCIAL STATEMENTS — (Continued)

Balances billed but not paid pursuant to retainage provisions under construction contracts generally become due upon completion of the contracts and acceptance by the owners. Construction contracts are normally completed within one or two years.

Costs and estimated earnings in excess of billings on uncompleted contracts comprise principally revenues recognized on contracts for which billings have not been presented to the contract owners at the balance sheet date. Such revenues are expected to be billed and collected generally within one year.

Billings in excess of costs and estimated earnings on uncompleted contracts comprise principally revenues for which billings have been presented to contract owners for which a proportionate amount of costs have yet to be expended. Such costs are anticipated to be expended and excess billings earned within one year.

The Company has three cost plus percentage of costs contracts, with a related party — See Note C. Under a cost plus percentage of costs arrangement, the Company receives a fee based on the direct costs expended on certain contracts.

Unincorporated Joint Venture Interest

The Company, as a 25% member/owner in an unincorporated limited liability company joint venture on the I-15 NOW Design Build project, has included it’s share of the following financial information in the financial statements for the nine months period ended September 30, 2009 and 2008.

	2009	2008

Cash	$1,899,752	$6,697,604
Accounts Receivable	$873,384	$1,041,634
Accounts Payable	$353,075	$1,022,286
Total Contract 25% Interest	$59,764,056	$59,700,565
Earned Revenue 25% Interest	$59,515,920	$57,539,652
Earned Gross Profit 25% Interest	$13,371,284	$12,529,454
Billings Excess of Cost	$248,136	$1,852,477

Compensated Absences

Employees of the Company are entitled to paid vacations and sick leave depending on job classification, length of service and other factors. The Company has recognized $287,885 and $216,705 as a liability for vacation and sick pay that is due and payable on the Company books as of September 30, 2009 and December 31, 2008 and is included in accrued wages.

Profit Sharing/Pension Plan

The Company has established a 401(K) profit sharing plan and a 401(k) Roth plan for employees of the corporation. The Board of Directors has elected to match contributions in the amount of $267,266 and $251,831 for the nine months period ended September 30, 2009 and 2008.

The Company has a Money Purchase Pension Plan, which is job cost coded to various jobs. Earned pension costs for the nine months period ended September 30, 2009 and 2008 was $81,116 and $31,983.

Impairment of Long-Lived Assets

In the event that facts and circumstances indicate that property and equipment or other assets may be impaired, an evaluation recoverability would be performed. If an evaluation required, the estimated future undiscounted cash flows associated with the asset are compared to the asset’s carrying amount to determine if a write-down to fair value is necessary.

RALPH L. WADSWORTH CONSTRUCTION COMPANY, INC.

NOTES TO FINANCIAL STATEMENTS — (Continued)

NOTE B	LIABILITIES

Long-Term Liabilities

The following summarizes the Company’s long-term debt at September 30, 2009 and December 31, 2008.

	2009	2008

Contract payable secured by equipment payable of $716 per month with interest at .0% due 2012.	$23,633		$30,078
Contract payable secured by equipment payable of $817 per month with interest at 1.9% due 2013.	$33,183		$40,013
Contract payable secured by equipment payable of $679 per month with interest at 1.9% due 2013.	$28,194		$33,856
Contract payable secured by equipment payable of $641 per month with interest at 1.9% due 2013.	$26,643		$31,993
Contract payable secured by equipment payable of $607 per month with interest at .0% due 2013.	$26,717		$32,182
Contract payable secured by equipment payable of $729 per month with interest at .0% due 2012.	$24,059		$30,620
Contract payable secured by equipment payable of $607 per month with interest at .0% due 2013.	$25,503		$30,968
Contract payable secured by equipment payable of $704 per month with interest at .0% due 2013.	$29,574		$35,911
Contract payable secured by equipment payable of $710 per month with interest at .0% due 2013.	$30,547		$36,941
Contract payable secured by equipment payable of $704 per month with interest at .0% due 2013.	$30,982		$37,319
Contract payable secured by equipment payable of $730 per month with interest at .0% due 2012.	$24,101		$30,674
Contract payable secured by equipment payable of $700 per month with interest at .0% due 2012.	$30,106		$36,407
Contract payable secured by equipment payable of $549 per month with interest at .0% due 2012.	$23,588		$28,525
Contract payable secured by equipment payable of $2,774 per month with interest at 5.68% due 2012.	$87,044		$107,713
Contract payable secured by equipment payable of $11,618 per month with interest at 5.56% due 2012.	$364,624		$452,006
Contract payable secured by equipment payable of $83,174 per month with interest at 3.93% due 2013.	$2,746,192	$
Contract payable secured by equipment payable of $1,029 per month with interest at .0% due 2010.	$9,259		$18,518
Contract payable secured by equipment payable of $955 per month with interest at .0% due 2010.	$8,591		$17,183
Contract payable secured by equipment payable of $9,378 per month with interest at .0% due 2009.	$28,135		$112,538

RALPH L. WADSWORTH CONSTRUCTION COMPANY, INC.

NOTES TO FINANCIAL STATEMENTS — (Continued)

	2009	2008

Contract payable secured by equipment payable of $7,333 per month with interest at .0% due 2012.	$227,319	$293,315
Contract payable secured by equipment payable of $16,425 per month with interest at .0% due 2011.	$312,067	$459,889
Contract payable secured by equipment payable of $4,458 per month with interest at .0% due 2010.	$40,120	$80,240
Contract payable secured by equipment payable of $1,243 per month with interest at .0% due 2010.	$16,162	$27,348
Contract payable secured by equipment payable of $1,243 per month with interest at .0% due 2010.	$16,162	$27,348
Contract payable secured by equipment payable of $1,272 per month with interest at .0% due 2010.	$16,540	$27,990
Contract payable secured by equipment payable of $1,222 per month with interest at .0% due 2010.	$15,881	$26,876
Contract payable secured by equipment payable of $1,232 per month with interest at .0% due 2010.	$19,705	$30,790
Contract payable secured by equipment payable of $20,717 per month with interest at 5.9% due 2011.	$504,393	$664,652
Contract payable secured by equipment payable of $10,073 per month with interest at 4.92% due 2012.	$301,495	$387,899
Contract payable secured by equipment payable of $16,565 per month with interest at 4.92% due 2012.	$495,832	$637,932
Contract payable secured by equipment payable in monthly installments to reflect 1/3 principle payments in 2010 through 2012 with a variable interest rate of 3.536% increasing to 3.965% by 2012.	$1,309,670	$1,309,670

TOTAL LONG-TERM LIABILITIES	$6,876,021	$5,117,393
LESS CURRENT PORTION	2,095,951	1,290,011

NET LONG TERM LIABILITIES	$4,780,070	$3,827,382

The Company’s long-term maturities for the next five years as of September 30 are:

2010		$2,095,951	2009	$1,290,011
2011		$2,396,328	2010	$1,601,092
2012		$1,901,054	2011	$1,384,624
2013		$482,688	2012	$815,617
2014 & after	$		2013 & after	$26,049

TOTAL		$6,876,021		$5,117,393

RALPH L. WADSWORTH CONSTRUCTION COMPANY, INC.

NOTES TO FINANCIAL STATEMENTS — (Continued)

NOTE C	RELATED PARTY TRANSACTIONS

The Company rents an office building from a related party. The building is located at 166 East 14000 South, Draper, Utah. The rent for this location is $23,975 per month. The rate will increase at 3% per year. The Company rents a shop on Dannon Way from a related party and pays $12,000 per month.

The future lease payments as of September 30, 2009 are as follows:

2010	$431,700
2011	$440,311
2012	$449,221
2013	$458,378
2014	$467,809

$2,247,419

The Company entered into a service agreement with Wadsworth Development Group LLC, a Utah LLC, whose members are all related parties. The LLC is in the business of developing real property for retail, commercial, industrial and/or office uses. The Company has agreed to provide furnished office space, support staff and support equipment. All rates are based on fair market rates or actual costs. The term of the agreement was for one year beginning, January 1, 2005 with additional one year options. The option has been exercised for 2009.

The Company has several contracts totaling $4,342,116 and $3,308,950 with backlog at $188,498 and $1,641,142 with related parties as of September 30, 2009 and 2008. These are handled in an arms length contract at cost and are subject to normal construction draws. Related party contracts are as follows:

	2009		2008
	Contracts		Contracts
Contract	Amount	Backlog	Amount	Backlog

The Exchange Building E	$2,153,640	$3,329	$2,134,813	$986,092
Exchange Site Work	$352,438	$91,894	$33,017	$345,005
The Exchange Building D	$1,836,038	$93,275
Copper Ridge Site Phase II			$341,120	$310,045

	$4,342,116	$188,498	$3,308,950	$1,641,142

NOTE D	UNCOMPLETED CONTRACTS

Costs, estimated earnings, and billings for the nine months period ended September 30, 2009 and 2008 are summarized as follows:

	2009	2008

Expenditures on uncompleted contracts	$253,234,819	$181,929,310
Estimated earnings thereon	61,806,464	42,350,275

	315,041,283	224,279,585
Billings to date	331,482,218	234,740,736

	$16,440,935	$10,461,151

RALPH L. WADSWORTH CONSTRUCTION COMPANY, INC.

NOTES TO FINANCIAL STATEMENTS — (Continued)

Included in the accompanying balance sheet under the following captions:

	September 30,	September 30,
	2009	2008

Costs and estimated earnings in excess of billings on uncompleted contracts	$1,470,285	$2,720,275
Billings in excess of costs and estimated earnings on uncompleted contracts	17,911,220	13,181,426

	$16,440,935	$10,461,551

NOTE E	BACKLOG

The following schedule summarizes changes in backlog on contracts during the nine month period ended September 30, 2009 and 2008. Backlog represents the amount of revenue the Company expects to realize from work to be performed on uncompleted contracts in progress at year end and from contractual agreements on which work has not yet begun.

Backlog balance at January 1, 2009 and 2008	$94,057,687	$54,584,937
New contracts during the nine month period ended September 30, 2009 and 2008	217,031,186	136,983,542

	311,088,873	191,568,479
Less contract revenue earned for the nine month period ended September 30, 2009 and 2008	112,257,256	94,112,925

Backlog balance at September 30, 2009 and 2008	$198,831,617	$97,455,554

The Company entered into no additional contracts between October 1, 2009 and November 13, 2009.

NOTE F	FINANCIAL INSTRUMENTS

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of temporary cash investments and trade accounts receivables. The Company places its temporary cash investments with financial institutions and limits the amount of credit exposure to any one financial institution. Concentrations of credit risk with respect to trade receivables are limited due to the large number of customers comprising the Company’s customer base and their dispersion across different industries and geographic areas. As of September 30, 2009, the Company had no significant concentration of risk.

Concentrations of Credit Risk Arising from Cash Deposits in Excess of Insured Limits

The Company maintains cash balances at several financial institutions located in Utah. Accounts at each institution are insured by the Federal Deposit Insurance Corporation up to $250,000 in 2009 and $100,000 in 2008. At September 30, 2009 and 2008, the Company has $10,252,567 and $19,949,735 uninsured cash balances.